UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2016

Hanesbrands Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road Winston-Salem, NC		27105
(Address of principal executive offices)		(Zip Code)

(336) 519-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 30, 2016, Hanesbrands Inc. (the “Company”) issued a press release announcing the completion of its previously announced acquisition of Champion Europe S.p.A, which owns the trademark for the Champion brand in Europe, the Middle East and Africa. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated June 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANESBRANDS INC.

Date: June 30, 2016	By:	/s/ Joia M. Johnson
		Name:	Joia M. Johnson
		Title:	Chief Legal Officer, General Counsel and Corporate Secretary

EXHIBITS

Exhibit No.	Description

99.1	Press release dated June 30, 2016